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                                                                 Exhibit 23.1(a)
                                                                 ---------------


    CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



    American Artists Film Corporation
    Atlanta, Georgia



         We hereby consent to the use in the Registration Statement on Form S-4 of our report dated November 3, 1995, relating to the consolidated financial statements of American Artists Film Corporation, which is contained in this Registration Statement.

         We also consent to the reference to us under the caption "Experts" in the Registration Statement.



                                        BDO SEIDMAN, LLP



    Atlanta, Georgia
    July 17, 1996